UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2010

Kid’s Book Writer Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-151921	75-3268426
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

409 Granville Street, Suite 1023
Vancouver, BC,  Canada V6C 1T2
(Address of principal executive offices)

1-604-324-4844
(Registrant’s telephone number, including area code)

10324 Wadhurst Road
Edmonton, Alberta, Canada T5N 3V1
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

This Amended 8-K is being filed to correct a typographical error contained in the original 8-K filed with the SEC on March 20, 2010.  Michelle Demers tendered her resignation as Secretary of Kid's Book Writer, Inc. on March 16, 2010, not on March 9, 2010 as previously reported.  On March 16, 2010, Mr. Hassan Salari was appointed as President, Chief Executive Officer, Chief Financial Officer and Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 26, 2010

KID’S BOOK WRITER INC.

By:	/s/ Hassan Salari
Hassan Salari
President, Chief Executive Officer, Chief Financial Officer and Director